UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 20, 2007

Date of Report (Date of earliest event reported)

MICRO IMAGING TECHNOLOGY,  INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction)

0-16416

(Commission File Number)

33-0056212

(I.R.S. Employee Identification No.)

970 Calle Amanacer, Suite F, San Clemente, California 92673

(Address of principal executive offices)

(949) 485-6006

(Registrant's telephone number, including area code)

Electropure, Inc

(Former name, former address and former fiscal year,

if changed since last report)

Item 1.02 Termination of Material Definitive Agreement

The Company has terminated its contractual arrangements with the shareholders of Shanxi Zhongke Spaceflight Agriculture Development Stock Co., Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRO IMAGING TECHNOLOGY, INC.

/s/ Michael Brennan

Michael Brennan,

President and CEO

Dated: September 21, 2007